UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549


                                    Form 8-K


                                 Current Report
     ----------------------------------------------------------------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                            Date Of Report: 03/04/05
                  (Date Of Earliest Event Reported): 03/01/2005


                       American Campus Communities, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                       Commission File Number: 001-32265



             MD                                         760753089
-------------------------------                    -------------------
(State or Other Jurisdiction Of                     (I.R.S. Employer
Incorporation or Organization)                     Identification No.)




                        805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)



                                  512-732-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On March 1, 2005, American Campus Communities, Inc. issued a press release announcing earnings for the quarter and year ended December 31, 2004. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     The press release is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01 REGULATION FD DISCLOSURE

     On March 1, 2005, we disclosed a supplemental analyst package in connection with our earnings conference call for the fourth quarter of 2004, which took place on March 2, 2005. A copy of the supplemental analyst package is attached hereto as Exhibit 99.2 and the full call script is attached hereto as Exhibit 99.3.

     The supplemental analyst package and call script are furnished pursuant to
Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.           Description
-----------           ------------
EX-99.1               Press Release Dated March 1, 2005


EX-99.2               Supplemental Analyst Package Fourth Quarter 2004

EX-99.3               Transcript of American Campus Communities
                      Fourth Quarter 2004 Earnings call

                                  Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.



                                        American Campus Communities, Inc.



                                        By: /s/ Mark J. Hager
Date: March 4 2005.                     ---------------------------------------
                                                Mark J. Hager
                                         Executive Vice President, Chief
                                         Financial and Accounting Officer
                                                and Treasurer

                                 Exhibit Index
                                 -------------

Exhibit No.           Description
-----------           ------------
EX-99.1               Press Release Dated March 1, 2005

EX-99.2 Supplemental Analyst Package Fourth Quarter 2004 Earnings Call Power Point Presentation dated March 2, 2005

EX-99.3               Transcript of American Campus Communities
                      Fourth Quarter 2004 Earnings
                      March 2, 2005